May 20, 2016

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Small Cap Value Fund

Supplement to the Statement of Additional Information dated January 30, 2016

CHANGE IN SUB-ADVISOR

On May 19, 2016, the Board of Trustees (the “Board”) of Touchstone Funds Group Trust approved the selection of LMCG Investments, LLC (“LMCG”) as sub-advisor to the Touchstone Small Cap Value Fund (the “Fund”) effective on or about July 1, 2016, and the termination of DePrince, Race & Zollo, Inc. (“DRZ”), as sub-advisor to the Fund. In addition, the Board approved the retention of Russell Implementation Services, Inc. (“Russell”), effective on May 21, 2016, as interim sub-advisor to provide certain portfolio transition services to the Fund during the transition period to LMCG. Accordingly, DRZ will no longer provide services to the Fund after the close of business on May 20, 2016, and all references to DRZ as sub-advisor of the Fund in the Statement of Additional Information (“SAI”) are deleted. Russell will serve as the interim sub-advisor to the Fund until on or about the close of business on June 30, 2016. In selecting Russell as interim sub-advisor, the Board considered, among other factors, Russell’s experience and record in interim and transition management. Russell will manage the Fund to its existing benchmark, the Russell 2000 Value Index, during this interim period. Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during the interim period. Additionally, the following changes have been made.

The Sub-Advisors and Portfolio Managers

The following is added to the section of the SAI titled “Sub-Advisors and Portfolio Managers”:

Russell Implementation Services, Inc. is a wholly-owned subsidiary of Frank Russell Company (dba Russell Investment Group). Russell Investment Group is a whole-owned subsidiary of the London Stock Exchange Group.

The sub-section titled “Touchstone Small Cap Value Fund” is replaced with the following:

Touchstone Small Cap Value Fund
Sub-Advisor: Russell Implementation Services, Inc. (“Russell”)

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Wayne A. Hollister
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$879	0	$0

The information in the table above is current as of March 31, 2016.

Material Conflicts of Interest (as of March 31, 2016). The portfolio manager anticipates no material conflicts of interest.  All accounts are managed based on quantitative optimization parameters, where trading is restrained to only occur when certain risk parameters are exceeded or cash needs require trading to occur.  Quantitative algorithms generate trade lists unique to the risk parameters of the portfolio.

Compensation (as of March 31, 2016). The portfolio manager receives a base salary based upon the portfolio manager’s experience and level of expertise. The portfolio manager may also receive a discretionary bonus, based upon the portfolio manager’s overall contribution to Russell, and is not directly tied to the performance of any account.
Ownership of Shares of the Fund.

The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio manager as of March 31, 2016:

Portfolio Manager	Dollar Range of Beneficial Ownership
Wayne A. Hollister	None

The following is added to Appendix B of the SAI:

RUSSELL IMPLEMENTATION SERVICES, INC.

Proxy Voting Policy and Procedures

Unless expressly provided for in a written agreement with a fund, Russell does not exercise proxy voting authority over the Fund’s securities. In cases where Russell has not been expressly delegated proxy voting authority, it may take direction from the Fund or its designee and perform the administrative function of voting any such proxy as directed.

Where Russell has expressly been delegated proxy voting authority over the Fund’s securities or otherwise has proxy voting responsibility, Russell’s proxy voting process is governed by its Proxy Voting Policies and Procedures (the “Policies”). The Policies are reasonably designed to assist Russell in voting proxies in the best interests of the Fund. Accordingly, the Policies clarify roles and responsibilities, provide for resolution of conflicts of interest, maintenance of records and disclosures to clients.

Russell has also adopted and implemented written Proxy Voting Guidelines (together with the Policies, the “Guidelines”) that address the manner in which it votes proxies in accordance with the Fund’s best interests. Russell exercises its proxy voting authority based on its analysis of relevant facts, circumstances and applicable law. The Guidelines are intended to assist Russell in making proxy voting decisions in accordance with the best interests of the Fund, and to enable Russell to resolve any material conflicts of interest between the Fund, and Russell or its affiliates. The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings.

Russell implements the Guidelines through the Russell Investments Proxy Committee, which operates pursuant to a written charter. The Guidelines provide that Russell may exercise its proxy voting authority directly or utilize the services of a third party service provider to assist in its analysis of voting issues and in the actual voting of proxies, although Russell retains final authority with respect to its exercise of any proxy voting authority. Russell maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-SAI-S5-1605